UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 18, 2007
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                                FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


      North Carolina                0-13823                    56-1456589
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(State or Other Jurisdiction    (Commission File              (IRS Employer
     of Incorporation)               Number)                Identification No.)


150 South Fayetteville Street,  Asheboro, North Carolina                   27203
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     (Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, Including Area Code       (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

On May 18, 2007, First National Bank and Trust Company, the wholly owned bank subsidiary of FNB United Corp., issued a press release announcing that as of June 4, 2007 it is changing its name to "CommunityONE Bank, National Association."

A copy of the press release dated May 18, 2007, announcing the name change is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

Exhibits:

99.1 Press release dated May 18, 2007 announcing the name change effective June 4, 2007 of FNB United's bank subsidiary, First National Bank and Trust Company.


This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of FNB United's goals and expectations regarding earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, and (ii) statements preceded by, followed by or including the words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "projects," "outlook" or similar expressions. These statements are based upon the current belief and expectations of FNB United's management and are subject to significant risks and uncertainties that are subject to change based on various factors, many of which are beyond FNB United's control.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FNB UNITED CORP.

Date: May 18, 2007                      By  /s/ Jerry A. Little
                                            -----------------------------------
                                            Jerry A. Little
                                            Secretary and Treasurer